UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY	10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-443-1021

Date of fiscal period end: June 28, 2018

Date of reporting period: June 28, 2018

The following N-CSR relates only to the series (the "Fund") of Third Avenue Trust (the "Trust") listed below and does not relate to any series of the Trust with a different fiscal year and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Third Avenue Focused Credit Fund

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Focused
Credit Fund

FINANCIAL STATEMENT REPORT
AS OF JUNE 28, 2018

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Focused Credit Fund (the “Fund”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Fund’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Fund has delegated the voting of proxies relating to its voting securities to the Fund’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Fund has filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Table of Contents

Portfolio Management Discussion	Page 2
Comparison of a $100,000 Investment	Page 4
Statement of Assets and Liabilities	Page 6
Statement of Operations	Page 7
Statement of Changes in Net Assets	Page 8
Statement of Cash Flows	Page 9
Financial Highlights	Page 10
Notes to Financial Statements	Page 12
Report of Independent Registered Public Accounting Firm	Page 34
Annual Renewal of Investment Advisory Agreement	Page 36
Management of Trust	Page 38
Schedule of Shareholder Expenses	Page 42
Federal Tax Status of Dividends and Distributions	Page 44

Third Avenue Trust
Third Avenue Focused Credit Fund Portfolio Management Discussion June 28, 2018 (Unaudited)

				Average Annual Returns for the periods ended September 30, 2017

	For the Period from 10/1/17 - 6/27/18^	Eleven Months Ended 9/30/17	One Year Ended 9/30/17	Three Year	Five Year	Since Inception (8/31/09)
Third Avenue Focused Credit Fund Institutional Class	(63.25%)	(2.70%)	(2.31%)	(15.27%)	(5.06%)	0.20%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	0.87%	8.46%	8.88%	5.83%	6.36%	9.42%
Credit Suisse Leveraged Loan Index	3.89%	4.56%	5.36%	3.96%	4.40%	6.01%

^	Performance figures are through June 27, 2018, the date the Fund made the final liquidating distribution to shareholders.

The Third Avenue Focused Credit Fund (the “Fund”) returned -63.25% during the period from October 1, 2017 through June 27, 2018. The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 0.87% over the same period. Please note these returns have been calculated utilizing the industry standard methodology which assumes all distributions are reinvested by the shareholder. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize these rates of return if they invested the proceeds paid since that date at the rate earned by the Fund.

The performance of the Fund diverged from the index as the Fund was in liquidation during the period.

The Fund made its final liquidating distribution as of June 27, 2018.

The final liquidating distribution was approximately $0.24 per share and represented 100% of the remaining net assets in the Fund, after the payment of certain expenses. In addition, the final liquidating distribution provides shareholders with the ability to realize a capital transaction for U.S. tax purposes.

As outlined in the table below, following the final liquidating distribution, shareholders will have recovered approximately 85% of the Fund’s net asset value ($5.46 per share) as of the implementation of the plan of liquidation.

Third Avenue Trust
Third Avenue Focused Credit Fund Portfolio Management Discussion (continued) June 28, 2018 (Unaudited)

Liquidating Distributions per share (rounded to two decimal places):

Pay Date	Amount
12/16/2015	$0.59
6/15/2016	0.54
11/8/2016	0.25
11/29/2016	1.19
5/16/2017	1.00
7/12/2017	1.00
10/25/2017	0.42
3/27/2018	0.23
6/27/2018	0.24
Total Liquidating Distributions, per share	$5.46

Performance figures for periods greater than 1 year are annualized. Returns include theoretical reinvestment of all distributions. The performance set forth above represents past performance. Investment return and principal value fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please note these returns have been calculated utilizing the industry standard methodology which assumes all distributions are reinvested by the shareholder. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize these rates of return if they invested the proceeds paid since that date at the rate earned by the Fund.

If you should have any questions, please call 1-800-443-1021 or go to our web site at www.focusedcreditfund.com.

Third Avenue Trust
Third Avenue Focused Credit Fund - Institutional Class Comparison of a $100,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND – INSTITUTIONAL CLASS (TFCIX),

THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD BOND INDEX AND THE CREDIT SUISSE LEVERAGED LOAN INDEX ++

FROM INCEPTION OF THE FUND (8/31/09) THROUGH JUNE 27, 2018

	Average Annual Total Return
	from Inception of the Fund (8/31/09) through 9/30/17
For the Period 10/1/17 through 6/27/18^	1 Year	3 Years	5 Years	Since Inception (8/31/09)
(63.25%)	(2.31%)	(15.27%)	(5.06%)	0.20%

Third Avenue Trust
Third Avenue Focused Credit Fund - Institutional Class Comparison of a $100,000 Investment (continued) (Unaudited)

* Assumes reinvestment of distributions. Given that the Fund has not permitted reinvestments since December 9, 2015, shareholders would only realize those rates of return if they invested the proceeds paid since that date at the rate earned by the Fund. In a declining environment, results may be understated.

+ Includes the use of derivatives.

++ The Bloomberg Barclays U.S. Corporate High Yield Bond Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the US-denominated leveraged loan market. The Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

^ Performance figures are through June 27, 2018, the date the Fund made the final liquidating distribution to shareholders.

± Change in value of a $100,000 investment is for the period from October 1, 2017 through June 27, 2018 (the date the Fund made its final liquidating distribution to its shareholders).

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Assets and Liabilities at June 28, 2018

Assets:
Cash	$122,714
Tax refund receivables (Note 1)	208,242
Other receivable	5,550
Total assets	336,506

Liabilities:
Payable to Adviser (Note 3)	192,061
Payables to Trustees and officers	72
Payable for auditing and tax fees	45,000
Payable for reports to shareholders	42,005
Payable for legal fees.	35,416
Accrued expenses	21,952
Total liabilities	336,506
Net assets	$—

Summary of net assets:
Capital stock, $0.001 par value	1,165,696,723
Accumulated undistributed net investment income (Note 1)	1,851,093
Accumulated net realized loss on investments and foreign currency transactions	(1,167,547,816)
Net assets	$—

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Operations

	Period October 1, 2017 to June 28, 2018	Period November 1, 2016 to September 30, 2017

Investment Income:
Interest - payment-in-kind affiliated issuers (Notes 1 and 4)	$2,099,523	$13,838,036
Interest - payment-in-kind unaffiliated issuers (Note 1)	282	5,533,184
Interest - unaffiliated issuers	216,138	2,506,822
Interest - affiliated issuers (Note 4)	193,023	2,096,358
Derivative action lawsuit settlement (Note 7)	-	21,934,585
Other income	6,763	269,092
Total investment income	2,515,729	46,178,077

Expenses:
Legal fees	1,100,336	2,242,477
Investment advisory fees (Note 3)	509,107	2,727,604
Shareholder servicing fees (Note 3)	354,919	640,135
Professional fees	308,990	-
Insurance	182,192	311,004
Income tax	141,967	-
Trustees’ and officers’ fees and expenses	78,869	208,324
Transfer agent fees	71,569	72,663
Reports to shareholders	56,379	64,055
Accounting fees	53,526	77,035
Auditing and tax fees	43,272	246,191
Custodian fees	6,227	14,754
Administration fees (Note 3)	3,734	20,002
Registration and filing fees	-	1,675
Securities class action lawsuit settlement (Note 7)	-	14,250,000
Miscellaneous	22,265	82,975
Total expenses	2,933,352	20,958,894
Less: Fees waived and expenses reimbursed (Note 3)	(1,224,776)	(3,387,741)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(4,978)	(13,087)
Net expenses	1,703,598	17,558,066
Net investment income	812,131	28,620,011

Realized and unrealized gain/(loss) on investments, forward foreign currency contracts, and foreign currency transactions:
Net realized loss on investments - affiliated issuers (Note 4)	(122,918,319)	-
Net realized loss on investments - unaffiliated issuers	(7,737,581)	(304,144,689)
Net realized loss on forward foreign currency contracts	(1,986,549)	(6,840,052)
Net realized loss on foreign currency transactions	(361,490)	(93,282)
Net change in unrealized appreciation/(depreciation) on investments	39,678,804	294,536,342
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	525,657	(56,669)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(125,431)	251,538
Net loss on investments, forward foreign currency contracts, and foreign currency transactions	(92,924,909)	(16,346,812)
Net increase/(decrease) in net assets resulting from operations	$(92,112,778)	$12,273,199

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Changes in Net Assets

	Period October 1, 2017 to June 28, 2018	Period November 1, 2016 to September 30, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income	$812,131	$28,620,011	$60,049,431
Net realized loss	(133,003,939)	(311,078,023)	(483,642,679)
Net change in unrealized appreciation/(depreciation)	40,079,030	294,731,211	219,122,365
Net increase/(decrease) in net assets resulting from operations	(92,112,778)	12,273,199	(204,470,883)

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	—	—	(17,851,803)
Institutional Class	—	—	(36,870,495)
Return of capital:
Investor Class	—	—	(33,532,654)
Institutional Class	(105,384,478)	(405,630,874)	(69,246,221)
Decrease in net assets from dividends and distributions	(105,384,478)	(405,630,874)	(157,501,173)

Capital Share Transactions:**
Proceeds from sale of shares	—	—	27,993,990
Net asset value of shares issued in reinvestment of dividends and distributions	—	—	22,804,577
Redemption fees	—	—	49,894
Cost of shares redeemed	—	—	(467,236,947)
Net decrease in net assets resulting from capital share transactions	—	—	(416,388,486)
Net decrease in net assets	(197,497,256)	(393,357,675)	(778,360,542)
Net assets at beginning of period	197,497,256	590,854,931	1,369,215,473
Net assets at end of period*	$—	$197,497,256	$590,854,931
* Including accumulated undistributed net investment income of (Note 1)	$1,851,093	$1,038,962	$11,556,929
** On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class (see Note 5).

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Statement of Cash Flows

	Period October 1, 2017 to June 28, 2018	Period November 1, 2016 to September 30, 2017
Cash Flows from Operating Activities:
Net increase/(decrease) in net assets resulting from operations	$(92,112,778)	$12,273,199
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	-	(3,237,624)
Proceeds from sales and paydowns of long-term securities	12,038,287	319,408,394
Purchases of short-term securities	(219,812,739)	(1,090,593,676)
Proceeds from sales of short-term securities	293,045,340	1,018,997,015
Net change in unrealized (appreciation)/depreciation on investments	(39,678,804)	(294,536,342)
Net realized losses from investment transactions	130,655,900	304,144,689
Payment-in-kind interest income	(2,099,805)	(19,371,220)
Amortization (accretion) of bond premium (discount) - net	(413,583)	(2,677,393)
Decrease in restricted cash pledged to counterparty for collateral	300,000	1,095,646
Decrease in interest receivable	120,154	7,323,071
Increase/(decrease) in foreign currency held	462	(462)
Increase in tax refund receivables	(208,242)	-
Decrease in prepaid expenses, other assets and other receivables	8,825	311,339
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(525,657)	56,669
Increase in net payable to Adviser	188,751	3,310
Increase/(decrease) in accrued expenses	(482,193)	169,935
Net Cash Provided by Operating Activities	81,023,918	253,366,550
Cash Flows from Financing Activities:
Distributions paid to shareholders	(105,384,478)	(405,630,874)
Net Cash Used by Financing Activities	(105,384,478)	(405,630,874)
Cash:
Net change in cash	(24,360,560)	(152,264,324)
Cash at beginning of period	24,483,274	176,747,598
Cash at end of period	$122,714	$24,483,274
Cash Flow Information:
Cash paid for income tax	$340,000	$-
Noncash Operating and Financing Activities:
Noncash investment transactions - Payment-in-kind interest income	$2,099,805	$19,371,220

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Financial Highlights Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Period Oct. 1, 2017 to June 28,		Period Nov. 1, 2016 to Sept. 30,		Years Ended October 31,
	2018		2017		2016	2015	2014	2013
Institutional Class:
Net asset value, beginning of period	$1.68		$5.02		$7.82	$10.60	$11.07	$10.24
Income/(loss) from investment operations:
Net investment income@	0.01	[1]	0.24		0.68	0.83	1.12	0.92
Net gain/(loss) on investment transactions (both realized and unrealized)	(0.80)		(0.14)		(2.14)[2]	(2.74)[2]	(0.77)[2]	0.77 [2]
Total from investment operations	(0.79)		0.10		(1.46)	(1.91)	0.35	1.69
Less dividends and distributions to shareholders:
Dividends from net investment income	—		—		(0.47)	(0.81)	(0.82)	(0.86)
Distributions from net realized gain	—		—		—	(0.06)	—	—
Distributions from return of capital	(0.89)		(3.44)		(0.87)	—	—	—
Total dividends and distributions	(0.89)		(3.44)		(1.34)	(0.87)	(0.82)	(0.86)
Net asset value, end of period	$0.00		$1.68		$5.02	$7.82	$10.60	$11.07
Total return[3]	(63.25%)[4]		(2.70%)[4,5]		(19.11%)	(19.20%)	2.93%	16.91%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$—		$197,497		$590,855	$956,546	$2,049,107	$1,016,021
Ratio of expenses to average net assets Before fee waivers, expense offset arrangement and including litigation settlements	3.20%[1,6]		5.43%[7]		1.73%	0.93%	0.92%	0.91%
After fee waivers, expense offset arrangement and including litigation settlements[8]	1.86	%1,6,#	4.50	%7,9,#	0.60%#	0.93%	0.92%	0.91%
Ratio of net investment income to average net assets	0.89%[1,6]		7.69%[7]		12.36%	8.95%	9.62%	8.48%
Portfolio turnover rate	0%[4]		8%[4]		31%	48%	53%	58%

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Financial Highlights (continued)

1
Net investment income and expenses include $141,967 of income tax expense which amounted to less than $0.01 per share. Without the income tax expense, the ratio of net investment income to average net assets, the ratio of expenses to average net asset before fee waivers, expense offset arrangement and including litigation settlements, and the ratio of expenses to average net asset after fee waivers, expense offset arrangement and including litigation settlements would have been 1.04%, 3.04%, and 1.70%, respectively.

2	Includes redemption fees of less than $0.01 per share.
3
Performance figures may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

4	Not annualized.
5
Total return reflects net income of $7,684,585 from the settlement of the derivative and securities class action lawsuits (Note 7). In the absence of this net income amount, total return would have been (6.76%).

6	Not annualized as the Fund made its final liquidating distribution to shareholders as of June 27, 2018.
7	Annualized, except for the settlement of the derivative and securities class action lawsuits (Note 7).
8
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 0.95% through March 1, 2018. The Adviser voluntarily maintained the terms of the expense limitation through March 31, 2018, which represents 0.18% (not annualized) of average net assets. The Adviser voluntarily waived shareholder servicing fees from the period from March 1, 2018 through June 28, 2018 of 0.14% (not annualized) of average net assets, (Note 3)

9	Ratio of expenses to average net assets after fee waivers, expense offset arrangement and excluding litigation settlements was 0.91%.
@	Calculated based on the average number of shares outstanding during the period.
#	The Adviser waived all or a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements June 28, 2018

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Focused Credit Fund (the "Fund") is a separate non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act of 1940) investment series of Third Avenue Trust (the "Trust"). The Trust, a Delaware business trust, is registered under the Investment Company Act of 1940 as an open-end management investment company. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Fund.

On December 9, 2015, the Trust’s Board of Trustees (the “Board”) adopted a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, a cash distribution of $69 million (the “First Liquidating Distribution”) was paid to shareholders and the remaining assets of the Fund were contributed to a liquidating trust, FCF Liquidation Trust (the “Liquidating Trust”). Sales of Fund shares were terminated. Interests in the Liquidating Trust were then to be distributed in-kind to Fund shareholders. Subsequent to the Board’s adoption of the Plan of Liquidation, the Plan of Liquidation was modified (the “Modified Plan of Liquidation”). The First Liquidating Distribution was paid to Fund shareholders; however, pursuant to the Modified Plan of Liquidation, the remaining assets which had been contributed to the Liquidating Trust were returned to the Fund, the vehicle to liquidate the Fund’s remaining assets. Pursuant to an exemptive order issued by the SEC on December 16, 2015, all redemptions in the Fund are suspended and subscriptions to the Fund are not accepted, retroactive to December 10, 2015. Since December 10, 2015, the Adviser has waived its investment advisory and administration fees from the Fund. A final liquidating distribution was made, representing the total net assets in the Fund as of June 27, 2018. As a result of the final liquidating distribution, there are no longer any shareholders as of June 28, 2018.

Below is a summary of all liquidating distributions through June 27, 2018. No further distributions will be made.

Record Date	Pay Date	Institutional Class Distribution Rate Per Share	Investor Class Distribution Rate Per Share		Approximate Cash Amount
12/9/15	12/16/15	$0.58613	$0.58613		$69 million
6/14/16	6/15/16	0.54632	0.54632		64 million
11/7/16	11/8/16	0.25463	N/A	*	30 million
11/28/16	11/29/16	1.18829	N/A	*	140 million
5/15/17	5/16/17	1.00000	N/A	*	118 million
7/11/17	7/12/17	1.00000	N/A	*	118 million
10/24/17	10/25/17	0.42439	N/A	*	50 million
3/26/18	3/27/18	0.22917	N/A	*	27 million
6/26/18	6/27/18	0.24092	N/A	*	28 million

*	On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

The Fund did not hold any investments at June 28, 2018 and, therefore, a Portfolio of Investments is not presented.

The Fund was permitted under applicable rules to change its fiscal year-end from October 31 to September 30 beginning with the short-year ended September 30, 2017. This helped to maximize the period of time that the Fund qualified for the pass-through tax status provided by Subchapter M of the Internal Revenue Code. As of October 1, 2017, the Fund was no longer able to maintain such tax status.

Accounting policies:
The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
Generally, the Fund’s investments are valued at market value. In accordance with procedures approved by the Board, debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Forward foreign currency contracts are valued independently by service providers based on pricing models using the forward rate and are marked-to-market daily. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board.

Fair value measurements:
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•      Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•      Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

•      Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018 circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the closing bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds—Corporate bonds are generally comprised of  two  main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes		Term Loans	Common Stocks and Warrants	Private Equities	Total
Balance as of 9/30/17 (fair value)
Consumer Products	$86,497,313		$—	$—	$1	$86,497,314
Energy	—		—	5,673,656	—	5,673,656
Financials	—		27,413	—	—	27,413
Media/Cable	—	*	—	—	—	—
Sales
Consumer Products	(7,430,984)		—	—	(1)	(7,430,985)
Energy	—		—	(849,065)	—	(849,065)
Financials	—		(1)	—	—	(1)
Media/Cable	—	‡	—	—	—	—
Bond discount/(premium)
Consumer Products	193,023		—	—	—	193,023
Payment-in-kind
Consumer Products	6,865,459		—	—	—	6,865,459
Financials	—		282	—	—	282
Net change in unrealized gain/(loss)
Consumer Products	14,665,764		—	—	9,915,529	24,581,293
Energy	—		—	15,093,582	—	15,093,582

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Reconciliation of Level 3 investments (continued)

	Corporate Bonds & Notes	Term Loans	Common Stocks and Warrants	Private Equities	Total
Financials	$—	$3,929	$—	$—	$3,929
Net realized gain/(loss)
Consumer Products	(100,790,575)	—	—	(9,915,529)	(110,706,104)
Energy	—	—	(19,918,173)	—	(19,918,173)
Financials	—	(31,623)	—	—	(31,623)
Balance as of 6/28/18 (fair value)
Consumer Products	—	—	—	—	—
Energy	—	—	—	—	—
Financials	—	—	—	—	—
Media/Cable	—	—	—	—	—
Total	$—	$—	$—	$—	$—
Net change in unrealized gain/(loss) related to securities still held as of June 28, 2018:	$—	$—	$—	$—	$—
*	Includes investments fair valued at zero.
‡	Includes disposal of investments with $0 proceeds due to corporate action.

Security transactions and investment income:
Security transactions for financial statement purposes are accounted for on a trade date basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•       Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•       Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

The net assets of the Fund are presented at market values using the foreign exchange rates at the close of the period. The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the investments held.

Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of investments sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investments.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S.  dollar equivalent  amounts actually  received or  paid. Net  unrealized  currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities (“PIKs”):
PIKs may make a payment at each interest payment date in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable. If a PIK bond may pay cash at one rate, or PIK interest at a higher rate, the Fund accrues interest at the lower cash rate. Upon the borrower’s election to pay PIK, the Fund records the additional debt securities and the incremental interest.

PIK interest income is generally considered to be income, even though cash may not be collected. As of June 28, 2018, the accumulated undistributed net investment income was due, in large part, to PIK interest income. Significant capital losses were realized upon the sale of these PIK instruments.

For the period from October 1, 2017 through June 28, 2018, the total in-kind payments with respect to PIK securities that were received by the Fund amounted to $2,099,805 or 83.47% of

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018 total investment income. For the period from November 1, 2016 through September 30, 2017, the total in-kind payments with respect to PIK securities that were received by the Fund amounted to $19,371,220 or 41.95% of total investment income. PIK income is shown as a separate line item on the Statement of Operations.

Term loans:
The Fund’s investments in loans typically are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (LIBOR), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

Forward foreign currency contracts:
The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the periods October 1, 2017 through June 28, 2018 and November 1, 2016 through September 30, 2017, the Fund used forward foreign currency contracts for hedging foreign currency risks.

The Fund did not have any outstanding derivative transactions as of June 28, 2018.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Summary of derivatives information:
The following tables present the effect of derivatives on the Statement of Operations by primary risk exposure:

	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Contracts For the Period from Oct. 1, 2017 through Jun. 28, 2018		Forward Foreign Currency Contracts For the Period from Nov. 1, 2016 through Sep. 30, 2017
Foreign currency contracts	$(1,986,549)	(a)	$(6,840,052)	(a)

	Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Contracts For the Period from Oct. 1, 2017 through Jun. 28, 2018		Forward Foreign Currency Contracts For the Period from Nov. 1, 2016 through Sep. 30, 2017
Foreign currency contracts	$525,657	(b)	$(56,669)	(b)

(a)	Included in "Net realized loss on forward foreign currency contracts".
(b)	Included in "Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts".

Derivatives volume:
The table below discloses the volume of the Fund’s forward foreign currency contracts activities (amounts denominated in U.S. Dollars). Please refer to the tables in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

	For the Period from Oct. 1, 2017 through Jun. 28, 2018	For the Period from Nov. 1, 2016 through Sep. 30, 2017
Forward Foreign Currency Contracts:
Average Notional - Long Foreign Currency	$—	$159,272
Average Notional - Short Foreign Currency	38,883,164	95,567,378

Floating rate obligations:
The Fund was permitted to invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by corporate issuers. The indices and prices upon which such securities can be based include interest rates and currency rates. Floating rate securities pay interest according to a coupon which is reset periodically.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Cash and Cash Equivalents:
Cash and short-term investments with original maturities of three months or less are considered cash and cash equivalents.

Dividends and distributions to shareholders:
Prior to the December 9, 2015 adoption of the Plan of Liquidation, the amount of dividends and distributions paid by the Fund was based upon the Fund’s net investment income and net realized capital gains. These amounts were determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Distributions paid by the Fund after the adoption of the Plan of Liquidation would generally be treated as part of a series of liquidating distributions for U.S. federal income tax purposes.

Reinvestment of liquidating distributions was not permitted.

Income tax information:
The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net investment income and net realized capital gains for all periods through its taxable year-ended September 30, 2017. Therefore, no provision for U.S. federal income taxes was included on the financial statements with respect to those periods.

As of October 1, 2017, the Fund was no longer able to comply with such requirements for the current taxable period and has recorded U.S. federal and state and local tax expenses for the period ended June 28, 2018.

The tax refund receivables on the Statement of Assets and Liabilities result from the overpayment of estimated taxes.

Income, including capital gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Fund’s U.S. federal income tax returns for all open tax years (generally the current and prior three tax years), and has concluded that no provision for U.S. federal income tax was required in the Fund’s financial statements through September 30, 2017. Further, management has concluded that there is no significant impact on the Fund resulting from unrecognized tax expenses due to uncertain tax positions taken by the Fund. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Fund is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Expense allocation:
Expenses attributable to the Fund are charged to the Fund. Expenses attributable to the Trust are generally allocated using the ratio of each series’ average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund. Such costs are allocated using the ratio of the series’ average net assets relative to the total average net assets of each series of the Trust and Third Avenue Variable Series Trust.

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and compliance personnel who report directly to the Chief Compliance Officer, to whom the Trust paid $265,728, including $19,604 from the Fund, for the period from October 1, 2017 through June 28, 2018, and $322,286, including $35,290 from the Fund, for the period from November 1, 2016 through September 30, 2017. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust (“Independent Trustee”) a fee of $5,000 for each meeting of the Board that each Independent Trustee attends, in addition to reimbursing all Independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Independent Trustees will each receive $2,500. Prior to January 1, 2017, the Trust, together with Third Avenue Variable Series Trust, also paid each Independent Trustee an annual retainer of $65,000 (the Chairman received an additional retainer of $12,000). Effective January 1, 2017, the annual retainer was reduced to $55,000 and the additional retainer for the Chairman was set at $20,000. The Trustees on the Audit Committee each receive $2,000 for each Audit Committee meeting, and the Audit Committee Chairman receives an annual retainer of $6,000. Effective March 2016, one of the Trustees began acting in an Advisory Trustee capacity. Prior to January 1, 2017, the Advisory Trustee received an annual retainer of $32,500 and a fee of $2,500 for each Board meeting he attended. Effective January 1, 2017, and prior to his resignation in March 2018, the Advisory Trustee received an annual retainer of $27,500 and a fee of $2,500 for each Board meeting he attended.

During the year ended October 31, 2016, the Third Avenue Focused Credit Fund Demand Review Committee and Third Avenue Focused Credit Fund Oversight Committee were established. Each Trustee who served on both of these Committees for a period of one year was paid $30,000 annually by the Fund, and each Trustee who served only as a member of the Fund’s Demand Review Committee for a period of one year was paid $20,000 annually by the Fund. Effective May 2017, the annual payment for each Trustee who serves on the Oversight Committee was reduced to $10,000. During the period ended September 30, 2017, the Demand Review Committee was dissolved and no payments past the first annual payments were made to the Trustees serving on this Committee.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

2. INVESTMENTS

Purchases and sales:
The aggregate cost of purchases and aggregate proceeds from sales of investments, excluding short-term investments, from unaffiliated and affiliated issuers (an affiliated person as defined in the Investment Company Act of 1940, includes, among other things, ownership of 5% or more of the outstanding voting securities of such person) for the period October 1, 2017 through June 28, 2018 were as follows:

	Purchases	Sales

Affiliated	$—	$7,234,210
Unaffiliated	—	501

3.  INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide that the Fund pay the Adviser an advisory fees at an annual rate of 0.75% based on the Fund’s total average daily net assets. These fees are calculated daily and paid monthly. The Adviser has waived its advisory fees since December 10, 2015. The advisory fees waived during the period from October 1, 2017 through June 28, 2018 and the period from November 1, 2016 through September 30, 2017 were $509,107 and $2,727,604, respectively.

Additionally, the Adviser pays certain expenses on behalf of the Fund which are partially reimbursed by the Fund, including the compensation expense for the Fund’s Chief Compliance Officer and compliance personnel who report directly to the Chief Compliance Officer and other miscellaneous expenses. At June 28, 2018, the Fund had amounts of $4,962 of trustees and officer’s fees and expenses payable to the Adviser for reimbursement of expenses paid by the Adviser.

As there were non-cash assets held at June 27, 2018, the Adviser made a cash infusion to the Fund to meet the cash requirements for the final liquidating distribution. There is a payable to the Adviser of $187,099 at June 28, 2018 that is payable when and to the extent the non-cash assets are converted to cash. The total payable to the Adviser at June 28, 2018 amounted to $192,061.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Until March 1, 2018, whenever the Fund’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceeded the expense limitation of 0.95%, based on the Fund’s average daily net assets, the Adviser had agreed to waive a portion of its advisory fees and/or reimburse the Fund in an amount equal to that excess, pursuant to an expense limitation agreement. The expense limitation agreement expired as of March 1, 2018, and the Adviser continued to voluntarily reimburse the Fund in an amount equal to that excess through March 31, 2018. The expense limitation has been eliminated effective April 1, 2018. Effective December 10, 2015, the Adviser will not seek any recoupment from the Fund for previously waived and/or reimbursed expenses.

The Fund has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provides certain of these administrative services on behalf of the Adviser. The Fund pays the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of the Fund for such services. The Adviser paid BNY Mellon a sub-administration fee for sub-administration services provided to the Trust equal to $144,994, including $15,775 related to the Fund for the period from October 1, 2017 through June 28, 2018. The Adviser has waived its administration fees since December 10, 2015. The administration fees waived during the period from October 1, 2017 through June 28, 2018 and the period from November 1, 2016 through September 30, 2017 were $3,734 and $20,002, respectively.

Both the Fund and the Adviser have entered into agreements with financial intermediaries to provide record keeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Fund if the shares of each customer were registered directly with the Fund’s transfer agent. Accordingly, prior to December 10, 2015, the Fund had agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. The Fund paid a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Fund are reflected as shareholder servicing fees in the Statement of Operations. The Adviser has waived the Fund’s commitment to share in such expenses since December 10, 2015.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

The Fund has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. The expense reduction amounts due to this arrangement for the period from October 1, 2017 through June 28, 2018 and the period from November 1, 2016 through September 30, 2017 were $4,978 and $13,087, respectively, and the amounts are reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

4. RELATED PARTY TRANSACTIONS

Investments in affiliates:
A summary of the Fund’s transactions in securities of affiliated issuers for the period October 1, 2017 through June 28, 2018 is set forth below:

Investments in affiliates (continued)

Name of Issuer:	Shares/ Principal Amount† Held at Sept. 30, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Shares/ Principal Amount † Held at June 28, 2018	Value at June 28, 2018	Investment Income	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Geokinetics, Inc.*	124,461	—	124,461	—	$—	$—	$(12,438,475)	$10,927,518
Geokinetics, Inc., Warrants expire 9/1/26*	45,252	—	45,252	—	—	—	226,260	(775,166)
Ideal Standard International S.A.,
Series B, 11.750%
Cash or 15.750%
Payment-in-kind Interest, due
5/1/18*	37,789,660EUR	2,975,9351,EUR	40,765,595EUR	—	—	1,501,513[1]	(41,644,098)	785,872
Ideal Standard International S.A.
Series C, 11.750%
Cash or 17.750%
Payment-in-kind Interest, due
5/1/18*	46,622,388EUR	4,137,7371,EUR	50,760,125EUR	—	—	791,033[1]	(59,146,477)	13,879,892
Ideal Standard International Equity
S.A. Alpecs*	1,451,633,736,282	—	1,451,633,736,282	—	—	—	(9,915,529)	9,915,529
Total Affiliates					$—	$2,292,546	$(122,918,319)	$34,733,645

[1] Includes PIK interest.
† Denominated in U.S. dollars unless otherwise noted.
* As of June 28, 2018, no longer an affiliate.
EUR Euro

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

5. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value. The Fund is not issuing new shares, and redemptions in the Fund are currently suspended pursuant to an order from the SEC.

On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class. As of June 28, 2018, the Fund no longer has any shares outstanding.

Transactions in capital stock were as follows:

	For the Period October 1, 2017 through June 28, 2018		For the Period November 1, 2016 through September 30, 2017		For the Year Ended October 31, 2016
	Investor Class		Investor Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	934,028	$6,935,491
Shares issued upon reinvestment of dividends and distributions	—	—	—	—	1,186,798	7,904,073
Shares redeemed*	—	—	—	—	(16,374,936)	(118,879,558)
Shares converted to Institutional Class	—	—	—	—	(38,411,259)	(528,269,076)
Net decrease	—	$—	—	$—	(52,665,369)	$(632,309,070)

	For the Period October 1, 2017 through June 28, 2018		For the Period November 1, 2016 through September 30, 2017		For the Year Ended October 31, 2016
	Institutional Class		Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—	2,857,103	$21,058,499
Shares issued upon reinvestment of dividends and distributions	—	—	—	—	2,240,677	14,900,504
Shares redeemed*	—	—	—	—	(48,024,503)	(348,307,495)
Shares converted from Investor Class	—	—	—	—	38,497,997	528,269,076
Net increase / (decrease)	—	$—	—	$—	(4,428,726)	$215,920,584

*	Redemption fees are netted with redemption amounts.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Prior to December 9, 2015, the Fund charged a redemption fee of 2%, for shares redeemed or exchanged for shares of another series of the Trust within 60 days of the purchase date.

6. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. LEGAL MATTERS

In 2016, the Fund became party to various derivative, securities class action and books and records lawsuits. In settlement of the derivative and securities class action lawsuits, the Adviser, the Fund and certain claimants entered into agreements that required the Adviser to pay the Fund $25 million, less certain expenses including legal fees (using its own capital and insurance proceeds). In total, the Fund received $21,934,585 and paid certain former and present shareholders $14.25 million in full settlement of all claims raised in the litigations. The net impact of these settlements resulted in an increase to net income of $7,684,585. These settlements were approved by the relevant courts and have become final. The amount paid by the Adviser did not affect the Adviser’s ability to fully perform its investment advisory and other services to the Fund or the Trust.

8. RISKS RELATING TO CERTAIN INVESTMENTS

The risks below were applicable to investments held by the Fund. As the Fund made the final liquidating distribution as of June 27, 2018, the following risks are no longer applicable.

Foreign securities and emerging markets risk:
Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

High yield and distressed risk:
The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Fund may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:
The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. If the Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities, unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

Market risk:
Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Fund will similarly fluctuate and you could lose money.

Liquidity risk:
Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund place on them. In such a market, the value of such investments and a Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk.

Counterparty risk:
The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

The Fund is a party  to International Swaps and  Derivatives Association,  Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:
For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, would be noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Loans and other direct debt instruments:
The Fund invested in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Cash concentration:
The Fund’s cash balance is held at a major regional U.S. bank, JPMorgan Chase Bank, N.A. The Fund’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Fund to a concentration of credit risk. The Fund regularly monitors the credit ratings of this financial institution in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Off-balance sheet risk:
The Fund invested in derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

9. FEDERAL INCOME TAXES

Prior to the December 9, 2015 adoption of the Plan of Liquidation, the amount of dividends and distributions paid by the Fund was based upon the Fund’s net investment income and net realized capital gains. These amounts were determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Distributions paid by the Fund after the adoption of the Plan of Liquidation would generally be treated as part of a series of liquidating distributions for U.S. federal income tax purposes.

Dividends and distributions, including liquidating distributions, were recorded by the Fund on the ex-dividend date.

The Fund paid distributions to shareholders of $105,384,478 during the period from October 1, 2017 through June 28, 2018 and $405,630,874 for the period from November 1, 2016 through September 30, 2017. For U.S. federal income tax purposes the full amount of these distributions should be characterized as liquidating distributions. The Fund paid dividends and

Third Avenue Trust
Third Avenue Focused Credit Fund Notes to Financial Statements (continued) June 28, 2018 distributions to shareholders of $157,501,173 during the year ended October 31, 2016. For U.S. federal income tax purposes $24,498,692 should be characterized as ordinary income dividends and $133,002,481 should be characterized as liquidating distributions.

As of June 28, 2018, the Fund had capital losses of $1,166,015,588 that were not utilized.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no events requiring recognition or disclosure in the financial statements.

Third Avenue Trust
Third Avenue Focused Credit Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Third Avenue Trust and Shareholders of Third Avenue Focused Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Third Avenue Focused Credit Fund (one of the funds constituting Third Avenue Trust, referred to hereafter as the “Fund”) as of June 28, 2018, the related statements of operations and cash flows for each of the periods from October 1, 2017 to June 28, 2018 and from November 1, 2016 to September 30, 2017, the statement of changes in net assets for each of the periods from October 1, 2017 to June 28, 2018, November 1, 2016 to September 30, 2017 and for the year ended October 31, 2016, including the related notes, and the financial highlights for each of the periods from October 1, 2017 to June 28, 2018, November 1, 2016 to September 30, 2017, and for the four years in the period ended October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 28, 2018, the results of its operations and its cash flows for each of the periods from October 1, 2017 to June 28, 2018 and from November 1, 2016 to September 30, 2017, the changes in its net assets for each of the periods from October 1, 2017 to June 28, 2018, from November 1, 2016 to September 30, 2017 and for the year ended October 31, 2016 and the financial highlights for each of the periods from October 1, 2017 to June 28, 2018, November 1, 2016 to September 30, 2017, and for the four years in the period ended October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

 Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Third Avenue Trust
Third Avenue Focused Credit Fund Report of Independent Registered Public Accounting Firm (continued)

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Fund has made its final liquidating distribution to shareholders on June 27, 2018.

/s/ PricewaterhouseCoopers LLP
New York, New York
August 27, 2018

We have served as the auditor of one or more investment companies in Third Avenue Funds since 1990.

Third Avenue Trust
Third Avenue Focused Credit Fund Annual Renewal of Investment Advisory Agreement June 28, 2018 (Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 13 and 14, 2018, the Trustees, all of whom are not “interested persons” (as the term is defined in the Investment Company Act) of the Trust (the “Independent Trustees”), approved the renewal of the Fund’s Investment Advisory Agreement (the “Agreement”). Prior to voting on the Agreement, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreement. As the Fund is in liquidation and has suspended redemptions pursuant to an exemptive order (the "Order") issued by the Securities and Exchange Commission, the Adviser is not managing the Fund in accordance with its historic investment objective, strategies or policies, and is not receiving any fee pursuant to the Agreement. Therefore, the Trustees requested information primarily relating to the Adviser’s services as investment adviser of the Fund during its liquidation.

The Trustees constituted an ad hoc 15(c) committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. The committee communicated frequently with the Adviser’s representatives and independent legal counsel. In addition, the Independent Trustees had constituted an ad hoc Focused Credit Fund Oversight Committee that had met with representatives of the Adviser frequently since January 2016 to oversee, among other things, matters related to the liquidation of the Fund. The Trustees noted that it was anticipated that the final liquidating distribution for the Fund would be made at the end of June, after which that the Fund would be terminated as a series of the Third Avenue Trust.

At its meeting held on June 13 and 14, 2018, the Board discussed the materials with the Adviser and its affiliates. In considering the Agreement, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their service on the Fund’s Board and their familiarity with the Adviser. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

The Trustees received a presentation from representatives of the Adviser and reviewed the services being provided by the Adviser to the Fund and the financial condition of the Adviser to determine that the Adviser is solvent and currently is sufficiently well-capitalized to perform its ongoing responsibilities to the Fund, recognizing the need for continued scrutiny, at least in the short-term, on the ongoing potential for a continued decrease in assets under management for all funds the Adviser manages and recent and anticipated personnel changes. The Trustees considered, among other things:

Third Avenue Trust
Third Avenue Focused Credit Fund Annual Renewal of Investment Advisory Agreement (continued) June 28, 2018 (Unaudited)

1.	the Adviser’s efforts to ensure the Fund’s continued compliance with the Order;

2.	the Adviser’s liquidation strategy for Fund holdings and progress and performance in the liquidation of assets;

3.	the Adviser’s progress making cash distributions to shareholders;

4.	the Adviser’s progress developing a plan for the final wind down of the Fund;

5.
the financial condition of the Adviser and whether it is sufficiently well capitalized to perform its ongoing responsibilities to the Fund and to satisfy its obligations under the 1940 Act and the Agreements;

6.
the extent to which any recent and anticipated staff reductions or other changes have or are anticipated to have any impact on the services provided to the Fund and the efforts of the Adviser to mitigate any such impact; and

7.	the feasibility of finding another party to manage the Fund’s liquidation.

As the Fund is in liquidation, the Board did not consider the investment performance of the Fund or the Adviser. The Board also noted that the Adviser is not being paid a fee for its services and does not receive any other fall-out benefits as a result of the services it provides to the Fund. Therefore, the Board did not consider comparative advisory fees or expense ratios, the profitability to the Adviser resulting from the Agreement or economies of scale.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser currently are adequate and appropriate under the circumstances. The Trustees concluded, in light of considerations noted above, to approve the Agreement.

Third Avenue Trust
Management of the Trust (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes four portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee	President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm).
Trustee, The AMG Funds (1999 to 2016) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to 2017) (9
portfolios); Trustee (5/02 to 6/13) of Bowdoin College; Director, The Mutual Fund Directors Forum (2010 to Present); Director, Sarasota Memorial Healthcare Foundation (2011 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and author (1969 to Present).	Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee	Partner (7/07 to Present) at Teeters Harvey Marrone & Kaier LLP (law firm).	Trustee, The AMG Funds (1999 to Present) (66 portfolios); and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law.
Trustee, The AMG Funds (1999 to Present) (66 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (9 portfolios); Trustee, AMG Pantheon Fund (2014 to Present) and Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Patrick Reinkemeyer DOB: March 1965	Trustee since 1/15	Trustee	President, SilverPepper LLC (2011 to Present); Executive Officer, Morningstar Inc.; President, Morningstar Associates LLC. (1996 to 2010).	Trustee of Third Avenue Variable Series Trust (1/15 to Present).

Charles C. Walden DOB: July 1944	Trustee since 5/96; Lead Independent Trustee (2007 to 12/16); Chairman (12/16 to Present)	Trustee	President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Chartered Financial Analyst.	Director, Special Opportunities Fund, Inc. (2009 to Present) and Trustee or Director of Third Avenue Variable Series Trust or its predecessor (7/99 to Present).

Third Avenue Trust
Management of the Trust (continued) (Unaudited)

Principal Trust Officers

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Treasurer, CFO and Principal Accounting Officer
Treasurer (9/17 to Present) of Third Avenue Trust (4 funds) and Third Avenue Variable Series Trust; Treasurer (9/17 to 1/18) of M.J. Whitman LLC and subsidiaries; Treasurer, Chief Financial Officer and Principal Accounting Officer (7/17 to Present) of Third Avenue Management LLC. Formerly, Controller (5/06 to 9/17) (4 funds) and Assistant Treasurer (6/16 to 9/17) (4 funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.
N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	President, General Counsel and Secretary
General Counsel and Secretary (6/00 to Present) (4 funds) and President (12/15 to Present) (4 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (6/00 to Present) of Third Avenue Holdings Delaware, LLC; General Counsel and Secretary (5/00 to 1/18) of M.J. Whitman, Inc. and its successor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).
N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (4/05 to Present) (4 funds) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

Third Avenue Trust
Third Avenue Focused Credit Fund Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, distribution fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Although the Fund is no longer charging redemption fees or paying management fees, shareholder servicing fees, or distribution fees, this example is required to be included pursuant to SEC rules.

The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2018 and held for the period ended June 27, 2018, the date the Fund made the final liquidating distribution to shareholders.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The example also assumes all dividends and distributions have been reinvested.

Third Avenue Trust
Third Avenue Focused Credit Fund Schedule of Shareholder Expenses (continued) (Unaudited)

	Beginning Account Value April 1, 2018	Ending Account Value June 27, 2018	Expenses Paid During the Period April 1, 2018 to June 27, 2018*	Annualized Expense Ratio
Institutional Class
Actual	$1,000	$960.00	$26.18	11.08%
Hypothetical	$1,000	$985.34	$26.52	11.08%

*
Expenses (net of fee waivers and expense offset arrangement) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period April 1, 2018 through June 27, 2018 (88) divided by 365.

Third Avenue Trust
Third Avenue Focused Credit Fund Federal Tax Status of Dividends and Distributions (Unaudited)

The following information represents the tax status of dividends and distributions paid by the Fund during the fiscal period October 1, 2017 through June 28, 2018. This information is presented to meet regulatory requirements and no current action on your part is required. The information reported below will differ from the actual amounts taxable to shareholders for the calendar year ending December 31, 2018.

Information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be issued by the Fund in the early part of 2019.

The following is distributions paid by the Fund during fiscal period ended June 28, 2018:

Liquidating Distributions	$105,384,478
Total Distributions	$105,384,478

BOARD OF TRUSTEES
William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski
Patrick Reinkemeyer
Charles C. Walden — Chairman

OFFICERS
W. James Hall III — President, General Counsel, Secretary
Michael A. Buono — Chief Financial Officer, Treasurer
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT
BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER
Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN
JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179

The information in this booklet is intended for shareholders of the Third Avenue Focused Credit Fund which has been operating pursuant to a plan of liquidation since December 16, 2015. For more information, please visit our website or contact your Relationship Manager at:

www.focusedcreditfund.com	622 Third Avenue	212.906.1160
	New York, NY 10017	creditupdates@thirdave.com

Item 2.	Code of Ethics.

At June 28, 2018, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3.	Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. William Chapman and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Chapman as the Committee’s ACFE. Each of Messrs. Chapman and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $70,000, including out of pocket expenses of approximately $0, for the fiscal year ended June 28, 2018 and $188,000, including out of pocket expenses of approximately $5,000, for the fiscal year ended September 30, 2017.

(b)           Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported above in Item 4(a).  There were no audit-related services provided to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)           Tax Fees.  The aggregate fees billed to the Fund in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended June 28, 2018 and $40,000 for the fiscal year ended September 30, 2017. These services related to the preparation of tax returns and the review of tax-related issues.  There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)           All Other Fees.  There were no fees billed to the Fund in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).  There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)           Audit Committee Pre-Approval Policies and Procedures.

(i)  The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis.  Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not Applicable.

(g)           The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Fund and Service Affiliates for each of the last two fiscal years were $10,000 for the fiscal year ended June 28, 2018 and $40,000 for the fiscal year ended September 30, 2017.

(h)           The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust's accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

 (a) The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	August 27, 2018

By:	/s/ Michael A. Buono
Name:	Michael A. Buono
Title:	Principal Financial Officer
Date:	August 27, 2018